UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Amendment No. 1
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	June 26, 2008
Grubb & Ellis Healthcare REIT, Inc.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	000-53206 (Commission File Number)	20-4738467 (I.R.S. Employer Identification No.)

1551 N. Tustin Avenue, Suite 300 Santa Ana, California (Address of principal executive offices)		92705 (Zip Code)
Registrant’s telephone number, including area code:          714-667-8252
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT
We previously filed a Form 8-K, or the Form 8-K, on July 1, 2008, reporting our acquisition of Medical Portfolio 3, located in and around Indianapolis, Indiana, as described in the Form 8-K. We are filing this Form 8-K/A, Amendment No. 1, to provide the financial information required by Item 9.01.
Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.		Page

	Medical Portfolio 3

	I.	Independent Auditors’ Report	3

	II.	Statements of Revenues and Certain Expenses for the Three Months Ended March 31, 2008 (Unaudited) and for the Year Ended December 31, 2007	4

	III.	Notes to Statements of Revenues and Certain Expenses for the Three Months Ended March 31, 2008 (Unaudited) and for the Year Ended December 31, 2007	5

(b)	Pro forma financial information.

	Grubb & Ellis Healthcare REIT, Inc.

	I.	Unaudited Pro Forma Condensed Consolidated Financial Statements for the Six Months Ended June 30, 2008 and for the Year Ended December 31, 2007	8

	II.	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Six Months Ended June 30, 2008	9

	III.	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2007	10

	IV.	Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements for the Six Months Ended June 30, 2008 and for the Year Ended December 31, 2007	11

INDEPENDENT AUDITORS’ REPORT
To the Board of Directors
Grubb & Ellis Healthcare REIT, Inc.
     We have audited the accompanying statement of revenues and certain expenses of Medical Portfolio 3, or the Property, for the year ended December 31, 2007. This statement of revenues and certain expenses is the responsibility of the Property’s management. Our responsibility is to express an opinion on the statement of revenues and certain expenses based on our audit.
     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses. We believe that our audit provides a reasonable basis for our opinion.
     The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 1 to the statement of revenues and certain expenses and is not intended to be a complete presentation of the Property’s revenues and expenses.
     In our opinion, the statement of revenues and certain expenses presents fairly, in all material respects, the revenues and certain expenses as described in Note 1 to the statement of revenues and certain expenses of Medical Portfolio 3 for the year ended December 31, 2007, in conformity with accounting principles generally accepted in the United States of America.
/s/ KMJ Corbin & Company LLP
KMJ Corbin & Company LLP
Irvine, California
August 11, 2008

MEDICAL PORTFOLIO 3
STATEMENTS OF REVENUES AND CERTAIN EXPENSES
For the Three Months Ended March 31, 2008 (Unaudited) and
for the Year Ended December 31, 2007

	Three Months Ended	Year Ended
	March 31, 2008	December 31, 2007

Revenues:
Rental income	$2,428,000	$9,449,000
Other property income	1,008,000	4,537,000

	3,436,000	13,986,000

Certain expenses:
Grounds maintenance	347,000	692,000
Building maintenance	622,000	2,595,000
Real estate taxes	433,000	1,753,000
Electricity, water and gas utilities	418,000	1,602,000
Property management fees	155,000	590,000
Insurance	17,000	96,000
General and administrative	55,000	234,000

Total certain expenses	2,047,000	7,562,000

Revenues in excess of certain expenses	$1,389,000	$6,424,000

The accompanying notes are an integral part of these statements of revenues and certain expenses.

MEDICAL PORTFOLIO 3
NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES
For the Three Months Ended March 31, 2008 (Unaudited) and
for the Year Ended December 31, 2007
NOTE 1 – ORGANIZATION AND BASIS OF PRESENTATION
Organization
     The accompanying statements of revenues and certain expenses include the operations of Medical Portfolio 3, or the Property, located in the greater Indianapolis, Indiana area. The Property has approximately 689,000 square feet of gross leaseable area and was approximately 89% leased as of December 31, 2007.
Basis of Presentation
     The accompanying statements of revenues and certain expenses have been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission, or the SEC, which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The statements of revenues and certain expenses include the historical revenues and certain operating expenses of the Property, exclusive of items which may not be comparable to the proposed future operations of the Property. Material amounts that would not be directly attributable to future operating results of the Property are excluded, and therefore, the statements of revenues and certain expenses are not intended to be a complete presentation of the Property’s revenues and expenses. Items excluded consist of interest expense, depreciation and amortization and federal and state income taxes.
     The accompanying statements of revenues and certain expenses are not representative of the actual operations for the periods presented, as certain expenses that may not be comparable to the expenses expected to be incurred by Grubb & Ellis Healthcare REIT, Inc. in the future operations of the Property have been excluded.
NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Revenue Recognition
     All leases are classified as operating leases and minimum rents are recognized on a straight-line basis over the terms of the lease (including rent holidays). Tenant reimbursements for real estate taxes, common area maintenance and other recoverable costs are recognized in the period that the expenses are incurred.
Repairs and Maintenance
     Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.
Property Management Fees
     The owners of the Property contracted with a third party to manage the Property. For the three months ended March 31, 2008 (unaudited) and for the year ended December 31, 2007, the Property incurred property management fees of approximately $155,000 and $590,000, respectively.
     On August 21, 2007, the property management agreement was amended to change the monthly property management fee from 5% of gross rental received to $0.987 per rentable square foot space with respect to outpatient facilities. The new rate was retroactively applied to outpatient facilities for the period from January 1, 2007 to December 31, 2007 and will be adjusted on January 1 each year based on a CPI indexed amount. For other facilities, the property management fee is a monthly amount that is equal to 5% of the gross rental received by the Property each calendar month.

MEDICAL PORTFOLIO 3
NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES – (Continued)
Use of Estimates
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ materially from those estimates.
Unaudited Interim Information
     The statement of revenues and certain expenses for the three months ended March 31, 2008 is unaudited. In the opinion of management, such financial statement reflects all adjustments necessary for a fair presentation of results of the interim period. All such adjustments are of a normal recurring nature.
NOTE 3 - LEASES
     The Property has entered into operating lease agreements with tenants that expire at various dates through 2037 and are subject to fixed increases in base rent. The aggregate annual future minimum lease payments to be received under the existing non-cancelable operating leases as of December 31, 2007 are as follows:

Year Ending December 31,
2008	$8,733,000
2009	3,473,000
2010	2,912,000
2011	1,694,000
2012	871,000
Thereafter	4,294,000

$21,977,000

     The leases also require reimbursement of the tenants’ proportional share of common area expenses, real estate taxes and other expenses, which are not included in the amounts above.
NOTE 4 - TENANT CONCENTRATION
     For the three months ended March 31, 2008 (unaudited), the Property had one tenant occupying 52% of the gross leaseable area, which accounted for 49% of the total rental income.

		Aggregate Rental	% Aggregate Rental
		Income for the	Income for the
		Three Months Ended	Three Months Ended
Tenant Name	Date of Lease Expiration	March 31, 2008	March 31, 2008

Clarian Health Partners, Inc.	various	$1,193,000	49%
     If this tenant was to default on its lease and substitute tenants are not found, future revenue of the Property would be materially and adversely impacted.

MEDICAL PORTFOLIO 3
NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES – (Continued)
     For the year ended December 31, 2007, the Property had one tenant occupying 52% of the gross leaseable area, which accounted for 50% of the total rental income.

		Aggregate Annual Rental	% Aggregate Annual Rental
Tenant Name	Date of Lease Expiration	Income	Income

Clarian Health Partners, Inc.	various	$4,761,000	50%
     If this tenant was to default on its lease and substitute tenants are not found, future revenue of the Property would be materially and adversely impacted.
NOTE 5 - COMMITMENTS AND CONTINGENCIES
Litigation
     The Property may be subject to legal claims in the ordinary course of business as a property owner. Management believes that the ultimate settlement of any potential claims will not have a material impact on the Property’s results of operations.
Environmental Matters
     In connection with the ownership and operation of real estate, the Property may be potentially liable for costs and damages related to environmental matters. The Property has not been notified by any governmental authority of any non-compliance, liability or other claim, and management is not aware of any other environmental condition that it believes will have a material adverse effect on the Property’s results of operations.
Other Matters
     Other commitments and contingencies include the usual obligations of a real estate property in the normal course of business. In the opinion of management, these matters are not expected to have a material adverse effect on the Property’s financial position and/or results of operations.
NOTE 6 - SUBSEQUENT EVENT
     On June 26, 2008, Grubb & Ellis Healthcare REIT, Inc., through its subsidiary, purchased the Property for a purchase price of $90,100,000, plus closing costs.

Grubb & Ellis Healthcare REIT, Inc.
Unaudited Pro Forma Condensed Consolidated Financial Statements
For the Six Months Ended June 30, 2008 and for the Year Ended December 31, 2007
     The accompanying unaudited pro forma condensed consolidated financial statements (including notes thereto) are qualified in their entirety by reference to and should be read in conjunction with our June 30, 2008 Quarterly Report on Form 10-Q and December 31, 2007 Annual Report on Form 10-K. In management’s opinion, all adjustments necessary to reflect the transactions have been made.
     The accompanying unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2008 and for the year ended December 31, 2007 are presented as if we acquired Southpointe Office Parke and Epler Parke I, or the Southpointe property, Crawfordsville Medical Office Park and Athens Surgery Center, or the Crawfordsville property, The Gallery Professional Building, or the Gallery property, Lenox Office Park, Building G, or the Lenox property, Commons V Medical Office Building, or the Commons V property, Yorktown Medical Center and Shakerag Medical Center, or the Peachtree property, Thunderbird Medical Plaza, or the Thunderbird property, Triumph Hospital Northwest and Triumph Hospital Southwest, or the Triumph property, Gwinnett Professional Center, or the Gwinnett property, 1 and 4 Market Exchange, or the 1 and 4 Market property, Kokomo Medical Office Park, or the Kokomo property, St. Mary Physicians Center, or the St. Mary property, 2750 Monroe Boulevard, or the 2750 Monroe property, East Florida Senior Care Portfolio, or the EFSC property, Northmeadow Medical Center, or the Northmeadow property, Tucson Medical Center Portfolio, or the Tucson Medical property, Lima Medical Office Portfolio, or the Lima Medical property, Highlands Ranch Medical Plaza, or the Highlands Ranch property, Park Place Office Park, or the Park Place property, Chesterfield Rehabilitation Center, or the Chesterfield property, Medical Portfolio 1, or the Medical Portfolio 1 property, Fort Road Medical Building, or the Fort Road property, Liberty Falls Medical Plaza, or the Liberty Falls property, Epler Parke Building B, or the Epler B property, Cypress Station Medical Office Building, or the Cypress Station property, Vista Professional Center, or the Vista Professional property, Senior Care Portfolio 1, or the SCP 1 property, Amarillo Hospital, or the Amarillo Hospital property, 5995 Plaza Drive, or the 5995 Plaza Drive property, Nutfield Professional Center, or the Nutfield property, SouthCrest Medical Plaza, or the SouthCrest property, Academy Medical Center, or the Academy Medical Center property, Decatur Medical Plaza, or the Decatur property, Medical Portfolio 2, or the Medical Portfolio 2 property, Renaissance Medical Centre, or the Renaissance property, and Medical Portfolio 3, or the Medical Portfolio 3 property, or collectively the Properties, and obtained our secured revolving line of credit with LaSalle Bank National Association, or LaSalle, and KeyBank National Association, or KeyBank, on January 1, 2007. The Properties were acquired using a combination of debt financing and proceeds, net of offering costs, received from our initial public offering through the acquisition date at $10.00 per share. In some cases, we secured debt financing on the property subsequent to acquisition. However, the pro forma adjustments assume that the debt proceeds and offering proceeds were raised as of January 1, 2007.
     An unaudited pro forma condensed consolidated balance sheet as of June 30, 2008 is not presented as the effect of the acquisition of the Medical Portfolio 3 property is fully reflected in our historical consolidated balance sheet as of June 30, 2008.
     The accompanying unaudited pro forma condensed consolidated financial statements are unaudited and are subject to a number of estimates, assumptions, and other uncertainties, and do not purport to be indicative of the actual results of operations that would have occurred had the acquisitions reflected therein in fact occurred on the dates specified, nor do such financial statements purport to be indicative of the results of operations that may be achieved in the future. In addition, the unaudited pro forma condensed consolidated financial statements include pro forma allocations of the purchase price of the Properties based upon preliminary estimates of the fair value of the assets acquired and liabilities assumed in connection with the acquisitions and are subject to change.

Grubb & Ellis Healthcare REIT, Inc.
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Six Months Ended June 30, 2008

2008
Previously	Acquisition of
Company	Reported	Medical Portfolio 3	Company
Historical (A)	Transactions (B)	Property (C)	Pro Forma
Revenues:
Rental income	$29,390,000	$2,651,000	$7,112,000	(D)	$39,153,000

Expenses:
Rental expenses	9,912,000	720,000	4,110,000	(E)	14,742,000
General and administrative	4,043,000	1,448,000	468,000	(F)	5,959,000
Depreciation and amortization	13,692,000	1,143,000	2,755,000	(D)	17,590,000

Total expenses	27,647,000	3,311,000	7,333,000	38,291,000
Income (loss) before other income (expense)	1,743,000	(660,000)	(221,000)	862,000
Other income (expense):
Interest expense (including amortization of
deferred financing costs and debt discount):
Interest expense related to note payables to affiliate	(1,000)	—	—	(1,000)
Interest expense related to mortgage loan payables and line of credit	(7,844,000)	(944,000)	(2,075,000)	(G)	(10,863,000)
Loss on derivative financial instruments	(104,000)	—	—	(104,000)
Interest and dividend income	31,000	—	—	31,000

Loss before minority interests	(6,175,000)	(1,604,000)	(2,296,000)	(10,075,000)

Minority interests	(109,000)	—	—	(109,000)

Loss from continuing operations	$(6,284,000)	$(1,604,000)	$(2,296,000)	$(10,184,000)

Loss from continuing operations per share — basic and diluted	$(0.22)	$(0.28)

Weighted average number of common shares outstanding — basic and diluted	28,714,736	36,162,653	(H)

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

Grubb & Ellis Healthcare REIT, Inc.
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Year Ended December 31, 2007

2007 & 2008
Previously	Acquisition of
Company	Reported	Medical Portfolio 3	Company
Historical (I)	Transactions (J)	Property (K)	Pro Forma
Revenues:
Rental income	$17,626,000	$39,649,000	$14,425,000	(L)	$71,700,000

Expenses:
Rental expenses	6,037,000	13,700,000	7,531,000	(M)	27,268,000
General and administrative	3,297,000	4,048,000	887,000	(N)	8,232,000
Depreciation and amortization	9,790,000	19,637,000	6,725,000	(L)	36,152,000

Total expenses	19,124,000	37,385,000	15,143,000	71,652,000
(Loss) income before other income (expense)	(1,498,000)	2,264,000	(718,000)	48,000
Other income (expense):
Interest expense (including amortization of
deferred financing costs and debt discount):
Interest expense related to note payables to affiliate	(84,000)	(465,000)	—	(549,000)
Interest expense related to mortgage loan payables
and line of credit	(4,939,000)	(20,759,000)	(4,240,000)	(O)	(29,938,000)
Loss on derivative financial instruments	(1,377,000)	—	—	(1,377,000)
Interest and dividend income	224,000	—	—	224,000

Loss before minority interests	(7,674,000)	(18,960,000)	(4,958,000)	(31,592,000)

Minority interests	8,000	27,000	—	35,000

Loss from continuing operations	$(7,666,000)	$(18,933,000)	$(4,958,000)	$(31,557,000)

Loss from continuing operations per share — basic and diluted	$(0.77)	$(0.88)

Weighted average number of common shares outstanding — basic and diluted	9,952,771	35,974,251	(P)

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

Grubb & Ellis Healthcare REIT, Inc.
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements
For the Six Months Ended June 30, 2008 and for the Year Ended December 31, 2007
1. Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Six Months Ended June 30, 2008
          (A) As reported in our June 30, 2008 Quarterly Report on Form 10-Q.
          (B) Amounts represent the estimated operations, including pro forma adjustments, from January 1, 2008 through the acquisition date of the Medical Portfolio 1 property, the Fort Road property, the Liberty Falls property, the Epler B property, the Cypress Station property, the Vista Professional property and the SCP 1 property (properties acquired in 2008 that were previously reported) as if these assets had been acquired as of January 1, 2007.
          (C) Amounts represent the estimated operations, including pro forma adjustments, based on historical operations of the Medical Portfolio 3 property for the six months ended June 30, 2008.
          (D) Depreciation expense on the portion of the purchase price allocated to building is recognized using the straight-line method and a 39 year life. Depreciation expense on improvements is recognized using the straight-line method over an estimated useful life between 3 and 120 months. Amortization expense on the identified intangible assets, excluding above and below market leases, is recognized using the straight-line method over an estimated useful life between 3 and 351 months.
          The amounts allocated to above market leases are included in identified intangible assets and below market lease values are included in identified intangible liabilities in the accompanying unaudited pro forma condensed consolidated balance sheet and are amortized to rental income over the remaining term of the acquired leases of the property which range between 3 and 126 months.
          The purchase price allocations, and therefore depreciation and amortization expense, are preliminary and subject to change.
          (E) Pursuant to our advisory agreement, our advisor or its affiliates are entitled to receive, for services in managing our properties, a monthly property management fee of up to 4.0% of the gross cash receipts of the property. The historical rates varied. As a result, the pro forma amounts shown are reflective of our current advisory agreement.
          Also, adjustments were made for an incremental property tax expense assuming the acquisition price and historical property tax rates.
          (F) Pursuant to our advisory agreement, our advisor or its affiliates are entitled to receive a monthly asset management fee calculated at one-twelfth of 1.0% of average invested assets, calculated as of the close of business on the last day of each month, subject to our stockholders receiving annualized distributions in an amount equal to at least 5.0% per annum on average invested capital. At the time of the acquisition of the Medical Portfolio 3 property, the stockholders had received annualized distributions greater than 5.0% per annum. As such, we assumed an asset management fee was incurred for the six months ended June 30, 2008.
          (G) We assumed the Medical Portfolio 3 property was financed with a secured loan of $58,000,000 from Fifth Third Bank, $32,735,000 in borrowings under our secured revolving line of credit with LaSalle and KeyBank and the net proceeds from the issuance of approximately 179,969 shares of our common stock from our initial public offering. As such, this amount represents interest expense, and the amortization of the corresponding loan fees, on such debt instruments. The mortgage loan payable on the Medical Portfolio 3 property and our secured revolving line of credit with LaSalle and KeyBank bear interest at a variable rate. If rates increase 0.125%, interest expense on our variable rate mortgage loan payable on the Medical Portfolio 3 property and our secured revolving line of credit with LaSalle and KeyBank would increase $57,000 for the six months ended June 30, 2008.
          (H) Represents the weighted average number of shares of common stock from our initial public offering required to generate sufficient offering proceeds to fund the purchase of the Properties. The calculation assumes the investments were acquired on January 1, 2007.

Grubb & Ellis Healthcare REIT, Inc.
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements – (Continued)
2. Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year ended December 31, 2007
          (I) As reported in our December 31, 2007 Annual Report on Form 10-K.
          (J) Amounts represent the estimated operations, including pro forma adjustments, from January 1, 2007 through the acquisition date of the Southpointe property, the Crawfordsville property, the Gallery property, the Lenox property, the Commons V property, the Peachtree property, the Thunderbird property, the Triumph property, the Gwinnett property, the 1 and 4 Market property, the Kokomo property, the St. Mary property, the 2750 Monroe property, the EFSC property, the Northmeadow property, the Tucson Medical property, the Lima property, the Park Place property, the Highlands Ranch property, the Chesterfield property (properties acquired in 2007 that were previously reported) as if these assets had been acquired as of January 1, 2007. Amounts also represent the estimated operations, including pro forma adjustments, from January 1, 2007 through the year ended December 31, 2007 of the Medical Portfolio 1 property, the Fort Road property, the Liberty Falls property, the Epler B property, the Cypress Station property, the Vista Professional property, the SCP 1 property, the Amarillo Hospital property, the 5995 Plaza Drive property, the Nutfield property, the SouthCrest property, the Academy Medical Center property, the Decatur property, the Medical Portfolio 2 property and the Renaissance property (properties acquired in 2008 that were previously reported) as if these assets had been acquired as of January 1, 2007.
          (K) Amounts represent the estimated operations, including pro forma adjustments, based on historical operations of the Medical Portfolio 3 property for the year ended December 31, 2007.
          (L) Depreciation expense on the portion of the purchase price allocated to building is recognized using the straight-line method and a 39 year life. Depreciation expense on improvements is recognized using the straight-line method over an estimated useful life between 3 and 120 months. Amortization expense on the identified intangible assets, excluding above and below market leases, is recognized using the straight-line method over an estimated useful life between 3 and 351 months.
          The amounts allocated to above market leases are included in identified intangible assets and below market lease values are included in identified intangible liabilities in the accompanying unaudited pro forma condensed consolidated balance sheet and are amortized to rental income over the remaining term of the acquired leases of the property which range between 3 and 126 months.
          The purchase price allocations, and therefore depreciation and amortization expense, are preliminary and subject to change.
          (M) Pursuant to our advisory agreement, our advisor or its affiliates are entitled to receive, for services in managing our properties, a monthly property management fee of up to 4.0% of the gross cash receipts of the property. The historical rates varied. As a result, the pro forma amounts shown are reflective of our current advisory agreement.
          Also, adjustments were made for an incremental property tax expense assuming the acquisition price and historical property tax rates.
          (N) Pursuant to our advisory agreement, our advisor or its affiliates are entitled to receive a monthly asset management fee calculated at one-twelfth of 1.0% of average invested assets, calculated as of the close of business on the last day of each month, subject to our stockholders receiving annualized distributions in an amount equal to at least 5.0% per annum on average invested capital. At the time of the acquisition of the Medical Portfolio 3 property, the stockholders had received annualized distributions greater than 5.0% per annum. As such, we assumed an asset management fee was incurred for the year ended December 31, 2007.

Grubb & Ellis Healthcare REIT, Inc.
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements – (Continued)
          (O) We assumed the Medical Portfolio 3 property was financed using the debt instruments noted above in note (G). As such, this amount represents interest expense, and the amortization of the corresponding loan fees, on such debt instrument. The mortgage loan payable on the Medical Portfolio 3 property and our secured revolving line of credit with LaSalle and KeyBank bear interest at a variable rate. If rates increase 0.125%, interest expense on our variable rate mortgage loan payable on the Medical Portfolio 3 property and our secured revolving line of credit with LaSalle and KeyBank would increase $113,000 for the year ended December 31, 2007.
          (P) Represents the weighted average number of shares of common stock from our initial public offering required to generate sufficient offering proceeds to fund the purchase of the Properties. The calculation assumes the investments were acquired on January 1, 2007.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grubb & Ellis Healthcare REIT, Inc.
Date: September 11, 2008	By:	/s/ Scott D. Peters
Name: Scott D. Peters
Title: Chief Executive Officer and President